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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest reported event): MAY 13, 2005

                               MOTIENT CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       0-23044                  93-0976127
         --------                       -------                  ----------
(State or Other Jurisdiction of       (Commission              (IRS Employer
       Incorporation)                 File Number)           Identification No.)

300 KNIGHTSBRIDGE PKWY.
   LINCOLNSHIRE, IL                                                60069
(Address of Principal                                            (Zip Code)
 Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           FORWARD-LOOKING STATEMENTS

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004, as amended. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2005, Motient Corporation ("Motient"), entered into an agreement to repurchase 500,000 shares of Motient Corporation common stock, $0.01 par value ("Common Stock"), from George Haywood, at a price of $19.90 per share. The repurchase was completed on May 18, 2005. Mr. Haywood owned approximately 9% of Motient's outstanding common stock prior to the repurchase. The Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K.

On May 17, 2005, Motient, repurchased an aggregate of 2.4 million shares of Common Stock from several different entities (the "Sellers"), at a price of $19.50 per share. The Sellers (Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners III (Cayman), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Investors III, LLC, Columbia Capital Employee Investors III, LLC, Spectrum Equity Investors Parallel IV, L.P., Spectrum IV Investment Managers' Fund, L.P. and Spectrum Equity Investors IV, L.P.), had previously acquired the Common Stock in connection with Motient's February 9, 2005, acquisition of a portion of the Seller's indirect interests in Mobile Satellite Ventures, LP. A covenant in the repurchase agreements prohibits the Sellers from selling all but 200,000 of their remaining shares of Common Stock purchased in the February 9, 2005 transaction until July 7, 2005, at which time they may sell an additional approximately 575,000 shares of Common Stock. The remainder of the Common Stock acquired in the February 9, 2005 transaction (approximately 1.35 million shares) may not be sold until after November 15, 2005. The Form of Purchase Agreement is filed as Exhibit 10.2 to this Form 8-K.


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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)         EXHIBITS

10.1 Purchase Agreement dated May 13, 2005 by and between Motient Corporation and George Haywood

10.2 Form of Purchase Agreement dated May 17, 2005 by and between Motient Corporation and Columbia Capital Investors III, LLC, et al



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOTIENT CORPORATION



                                            By: /s/ Robert Macklin
                                                --------------------------------
                                                Robert Macklin
                                                Secretary and General Counsel

Date:  May 19, 2005